                                                                 EXHIBIT 10.8

Borrower(s) CIRCLE CREEK AQUACULTURE V    Lender's  [LOGO SUNBURST BANK]               Inception
           --------------------------                                                  Date      March 28, 1996
  Name(s)   4397  Central Pike              Name                                            -------------------
           --------------------------                                                  Maturity
    &       Hermitage, TN  37076              &            Box 548                     Date      April 1,  2000
           --------------------------             ---------------------------               -------------- ----
Address(es)                               Address         Moorhead, MS  38761          Loan Amt.  1,100,000.00
                                                  ---------------------------                   ---------------
                                                                                       Off initial
===============================================================================================================

The undersigned Borrower(s) (If more than one jointly and severally and hereinafter, whether one or more, called Borrower) promises to pay to the order of the above-named Lender (at the Lender's address shown above) the Principal Sum of ---One million one hundred thousand and no/100-------Dollars, plus interest from Date until final maturity at the rate of 11.5* per cent per annum, payable according to the following payment schedule (select only one)

(a) [ ] Upon demand.   (b) [ ] Upon demand, but if no demand is made on _________,19___      (c) [ ] On ___________,19___

Accrued interest is due and payable _______________________________________________________________and at the maturity indicated.

(d)  [ ] If checked, this Note is payable in equal _________________installments of $______________each, beginning________,19____, and on the same day of each _____________________thereafter until _____________________,19___, when the unpaid balance of principal and interest shall be due and payable.
(e)  [X] Sixty (60) monthly payments of $11,754.00 due on the 1st of each month, beginning May 1, 1995 and a final payment of
     $1,017,491.78 due April 1, 2000.

VARIABLE INTEREST RATE: [] If checked, the interest rate on this Note is subject to change from that stated above, so as to be
      2 1/2 above percentage points above the following selected Index Rate:
      [ ] The prime rate of ___________________________________________________________________________________________________
      [x]   Sunburst Bank's Variable Prime Rate, as set at the discretion of its Credit Committee.
and an increase in the interest rate will cause an increase in   [ ] this amount due at maturity  [x] the amount of each scheduled
payment.     [ ] the number of payments.

[x]The rate may not increase or decrease more than once a year, and during this period stated, may not increase more than n/a%
and/or decrease more than n/a%.  At no time during the life of this loan will the rate be less than n/a% or more than n/a%.

Changes in the Index rate shall take effect on this Note: [ ] on the same day such changes in the Index Rate take effect:
[x] on the first day of April each year.

APPLICATION OF PAYMENTS; Borrower and Lender agree that Lender may in its sole discretion, apply sums received from Borrower to principal only, with or without the consent or request of Borrower, and regardless of whether or not Borrower is in defult as defined herein.

POST-MATURITY INTEREST: Interest will accrue after maturity on the unpaid balance of this note on the same basis as interest accrues prior to maturity, unless a specific post-maturity interest rate is agreed to in the next sentence.

[ ] If checked, interest will accrue at the rate of __________% per year on the balance of this note not paid at maturity, including maturity by acceleration.

PREPAYMENT:[ ] If checked, Lender has the right to impose a penalty upon prepayment, if not checked, Borrower may prepay this Note at any time prior to maturity without penalty.

   Any partial prepayments shall not relieve or diminish any scheduled subsequent payments of principal or interest until all obligations are paid in full.

COSTS OF COLLECTION:Except where prohibited by law, the Borrower promises to pay all costs of collection, including but not limited to reasonable attorney's fees paid or incurred by the Lender on account of such collection, whether or not suit is filed with respect thereto.

WAIVER: Demand, presentment, protest, notice of non-payment and dishonor of this Promissory Note are hereby waived. Lender may release any party or security, make future loans to any party or contractually change its relationship to or the obligation of any party without waiving or affecting the obligation of any other party to this Note, A party to this Note is any maker, surety, endorser or guarantor, Waiver by the Lender of any right conferred by this Note or any agreement securing same will not affect the Lender's future exercise of said right or any other.

[x] If checked. I agree to pay a late charge on any payment made more than 15 days after it is due equal to 4% of the amount of the payment, or $5.00, whichever is greater, up to $50.00. However, it the Loan exceeds $100,000.00 or has a maturity of more than 5 years, the maximum of $50.00 does not apply.

SET-OFF: Lender may at any time before or after Default exercise its right to set-off all or any pertion of the Indebtedness evidenced hereby against any liability or indebtedness of the Lender to the Borrower (whether owned by the Borrower alone or in conjunction with any other person or entity, provided that the Borrower has a beneficial interest therein) without prior notice to the Borrower. This right applies to and includes but is not limited to any funds on deposit with the Lender provisionally, in escrow (subject to the terms of any special agreement therefore) for collection, or in any time or open accounts.

DEFAULT AND ACCELERATION:The Borrower shall be in Default upon the occurrence of any one or more of any of the following events:(1) the Borrower shall fail to pay, when due, any amount required hereunder or any other indebtedness of the Borrower to the Lender or any third parties; (2) any warranty or representation made by the Borrower shall prove to be false or misleading in any respect; (3) the Borrower or any guarantor of this Promissory Note shall liquidate, merge, dissolve, terminate its existence, suspend business operations, die (if an individual), have a receiver appointed for all or any part of its property make an assignment for the benefit of its creditors, or file or have filed against it any petition under any existing or future bankruptcy or insolvency law; (4) any change occurs in the condition or affairs financial or otherwise) of the Borrower or any guarantor of this Promissory Note which, in the opinion of the Lender, impairs the Lender's security or increases its risk with respect to this Promissory Note; (5) Borrower fails to keep any promise under any agreements intended to secure the repayment of this Promissory Note; or (6) Lender reasonably deems itself insecure. Unless prohibited by law, the Lender may, at its option, declare the entire unpaid balance of principal and interest immediately due and payable without notice or demand at any time after Default, as such term is defined in this paragraph.

--------------------------------------------------------------------------------
SECURITY: (a) In addition to Lender's right of set-off set forth above, Lender is secured by the proceeds and unearned premiums of any insurance policy purchased by the Borrower in connection with the Loan evidenced hereby, Borrower agrees to keep any Colleteral securing this Note insured against such risks, with such limits, and upon such additional terms and conditions as Lender may resonably require. Lender shall be named as additional loss payee under said policies. Lender is hereby authorized (but not required or obligated) to act as attorney in fact for Borrower in making and settling claims under said policies and endorsing Borrower's name on any drafts or checks paying losses under said policies. (b) This Note may be secured by prior or subsequent security documents notwithanding that such security is not indicated hereon (c) Borrower hereby grants to Lender a Security interest in all other personal property of the Borrower of every dind and description which is now or hereafter comes into the possession of the Lender for any reason, including but not limited to property delivered to Lender for safekeeping, or for collection or exchange, and all dividends and distributions on and other rights in connection with such property.

(d) [x] If checked, this Note is secured by a Deed of Trust dated March 28, 1995

(e) [ ] If checked, this Note is secured by the Security Agreement hereafter and Borrower hereby grants to the Lender a Security Interest under the Uniform Commercial Code in the following described Collateral:

           [ ] INVENTROY: All inventory of the Borrower, whether now owned or hereafter acquired and whereever located

           [x] EQUIPMENT: All equipment of the Borrower, whether now owned or hereafter acquired, including but not limited to all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, farm machinery and equipment, shop equipment, office and record keeping equipment, parts and tools, and the goods described in any equipment list or schedule herewith or hereafter furnished to Lender by Borrower (but no such schedule or list need be furnished in order for the Security Interest granted herein to be valid as to all Borrower's equipment).

           [ ] FARM PRODUCTS; All farm products of the Borrower, whether now owned or hereafter acquired, including but not limited to (i) all poultry and livestock and their young products thereof and produce (ii) of all crops, whether annual or perennial, and the products thereof and (iii) all food, seed, fertillizer medicines and other supplies used or produced by Borrower in farming operations

           [x] ACCOUNTS AND OTHER RIGHTS TO PAYMENT Each and every right of the
               Borrower to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property by the Borrower, out of a rendering of services by the Borrower, out of a loan by the Borrower, out of the overpayment of taxes or other liabilities by the Borrower or otherwise arises under any contract or agreement, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced together with all of the rights and interest (including all liens and security interest) which Borrower may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any of the property of such account debtor or other obligor; all including by not limited to all present and future debt instruments, chattel papers, accouonts, loans and obligations receivable and tax refunds.

           [x] GENERAL INTANGIBLES: All general intangibles of the Borrower, whether now owned or hereafter acquired, including but not limited to, applications for patents, copyrights, trademarks, trade secrets, goodwill, trade names, customer lists, permits and franchises, and the right to use Borrower's name.

           [x] In addition to any property generally described above, the following Collateral:

               Continuing Guaranties of H. Austin Jones, Elray Woolverton and George Hastings. All equipment now owned or herafter acquired per attached list, together with all parts, accessories, repairs, improvements and accessions thereto and evidenced by UCCs filed with Bolivar County, Dist. I and the Secretary of State. Mortage on approximately 668 acres of real estate located in the First District of Bolivar County, MS, more fully described in Deed or Trust dated March 28, 1995. One certificate of deposit from Elray Woolverton in the amount of $5,000.00 represented by collateral receipt number 54581. One certificate of deposit from H. Austin Jones in the amount of $5,000.00 represented by receipt number 54582.

                                /s/

together with all parts, accessories, repairs, improvements and accessions thereto; and proceeds, products and issue therefrom now or hereafter at any time made or acquired. (See other side for additional terms).

-----------------------------------------------------------------------------------------------------------------------------------
[x] If checked, this is a Purchase Money Loan.                        Description of Real Estate if above Collateral is crops,
Purpose of Credit: Purchase assets of Fat Cat Corporation             growing or to be grown, timber, minerals (including oil or gas) or fixtures ____________________________________________
-----------------------------------------------------------           _____________________________________________________________
                                                                      _____________________________________________________________
-----------------------------------------------------------           _____________________________________________________________
                                                                      If other than Borrower,
Borrower will use Collateral listed on this Security Agreement        name of Record Owner
for:                                                                                      _________________________________________
[x] Farming operations
[ ] Business purposes

[ ] _______________________________________________________           By signing below, the Borrower(s) signs this Note & Security
                                                                      Agreement and agrees to the Terms and Conditions on the
Any person who signs within this enclosure hereby grants to the       reverse side as hereof.
Secured Party a Security interest in the Collateral listed in                        CIRCLE CREEK AQUACULTURE V. L.P.,
Paragraph (a) but assumes no personal obligation to repay this
Loan.                                                                           a Tennesse Limited Partnership          (Borrower)
                                                                                ---------------------------------------
                                                                      SIGN HERE      /s/ George S. Hastings, Jr.        (Borrower)
Signed                                  Date                                    ----------------------------------------
                                                                             by:         George S. Hastings, Jr., its General
                                                                                                                       Partner
-----------------------------------------------------------                     ----------------------------------------(Borrower)
(AUTHORIZED SIGNATURE OF LENDER-SIGN ONLY IF NECESSARY FOR
         FILING THIS DOCUMENT OR A COPY HEREOF)


                                                PROMISSORY NOTE & SECURITY AGREEMENT - NOTICE: See other side for important information which is part of this Document

L-19-600-000(R-1-92) BUSINESS AND AGRICULTURE

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                                  BORROWER                                                                             INTEREST
  DATE OF        PRINCIPAL        INITIALS         PRINCIPAL         PRINCIPAL         INTEREST         INTEREST         PAID
TRANSACTION      ADVANCE       (not required)      PAYMENTS           BALANCE            RATE           PAYMENTS        THROUGH
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

         Until terminated in writing, this Security Agreement secures this Note, all extensions and renewals thereof, and all prior contemporaneous and future debts owed to the Lender by Borrower, whether originally owned or transferred to Lender, PROVIDED HOWEVER, that this Security Agreement shall not secure such other indebtedness incurred primarily for personal, family, or household purposes, and which is thereby within the regulatory scheme of Truth in Lending, unless this Security Agreement is disclosed as required by Truth in Lending; and, provided further, even though this Security Agreement is properly disclosed as required by Truth in Lending, it will not secure such other indebtedness if the Borrower is entitled to a Right of Rescission, unless such Right of Rescission is given as required and Borrower fails to elect to rescind within the time provided by law.

        Borrower warrants, represents and agrees that:
        1. Borrower is the owner of the Collateral free from any prior lien, security interest or encumbrance, except for the Security Interest granted herein; and Borrower will defend the Collateral against all claims and demands at any time claiming the same or any interest therein.
        2. Borrower will not sell or offer to sell or otherwise transfer or encumber the Collateral or any interest therein without the prior written consent of the Lender, unless said Collateral is the inventory of the Borrower (as such term in defined by the Uniform Commercial Code) and it is so indicated on the Security Agreement.
        3. The Borrower will immediately notify the Lender in writing of any change of address from that shown in this Agreement and will also, upon demand, furnish to the Lender such further information and will execute and deliver to the Lender such financing statements, mortgages and other papers and will do all such acts and things as the Lender may at any time or from time to time reasonably request and/or as may be necessary or appropriate to establish and maintain a valid Security Interest in the Collateral as Security for the obligations, subject to no prior liens or encumbrances.
        4. The Collateral is or will be located at the address of Borrower herein set forth and will not be permanently removed from such address unless, prior to such removal, Borrower has given written notice to the Lender of the location or locations to which Borrower desires to remove the Collateral and the Lender has not objected in writing to such removal.
        5. The Borrower will keep the Collateral in good order and repair, will not waste or destroy the Collateral or any part thereof, and will not use or permit anyone else to use the Collateral in violation of any applicable statute, ordinance or policy of insurance thereon. The Lender may examine and inspect the Collateral at any reasonable time or times wherever located.
        6. The Borrower will pay promptly when due all taxes and assessments upon the Collateral or for its use or operation or upon this Agreement or any notes evidencing any of the obligations.
        7. A carbon, photographic or other reproduction of this Security Agreement may be used and shall be as effective for filing as the original.
        In the event of Default under the Terms and Conditions of this Note, Lender shall have all the rights under the Uniform Commercial Code to realize on the Collateral. These rights include the right to take possession of the Collateral, and to require the Borrower to make the Collateral available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties. The Borrower and the Lender agree that as to any reasonable notice requirement under the Uniform Commercial Code, that such reasonable notice requirements shall consist of seven days written notice mailed to the last known address of the Borrower. Expenses of retaking, holding, preparing for sale, selling or the like will first be paid from the proceeds before the balance will be applied toward the indebtedness.

                                   GUARANTY

The undersigned (if more than one, jointly and severally) hereby unconditionally guarantees the prompt payment of the within Promissory Note (and all extensions and renewals thereof) and of all sums stated or agreed to be payable therein, when due, at maturity, by acceleration or otherwise, and hereby consents that from time to time, without notice to the undersigned, said Promissory Note may be extended or renewed in whole or in part for any period (whether or not longer than the original period of said Promissory Note), additional credit separate fom this transaction may be extended to original Borrower by the Holder; and the Holder of said Note may at any time surrender, release, renew, extend or exchange all or any part of the property securing said Note, or take any of the actions set forth in said Note all without affecting the liability of the undersigned. The Lender may, at its option, at any time after an Event of Default by the Borrower, exercise its right to set-off of all or any portion of this Note against any liability or indebtedness of the Lender to the Guarantor (except a liability or indebtedness in which Guarantor, as a Fidcuiary, has no beneficial interest), without any prior notice. The release of any party liable upon or in respect of said Note shall not release any other such party. Each of the undersigned hereby waives presentment, demand of payment and notice of non-payment and of protest and any and all other notices and demands whatsoever.

-----------------------------------     -----------------------------------
GUARANTOR                               GURANTOR

                                 DEED OF TRUST
                                 -------------


THIS INDENTURE made and entered into this day by and between Circle Creek
                                                             ------------
Aquaculture V, L.P., a Tennessee Limitd Partnership
-------------------------------------------------------------------------
whose address is 4307 Central Pike              Hermitage
-------------------------------------------------------------------------
                (Street No. or RFD No. and Box) (City)        (County)

         Tennessee             37076          , as Grantor (herein designated as
----------------------------------------------
          (State)              (Zip)
"Debtor), and W. Dean Belk             , as Trustee and SUNBURST BANK,
          ------------------------------
Moorehead            , Mississippi, as Beneficiary (herein designated as
---------------------
"Secured Party"):  WITNESSETH:

        WHEREAS, Debtor is indebted to Secured Party in the full sum of One
                                                                        ---
Million One Hundred Thousand
---------------------------------------------------------------------------
Dollars ($  1,100,000.00               ), evidenced by     one    promissory
         ------------------------------               -----------
note(s) of even date herewith in favor of Secured Party, bearing interest at the rate specified in the note(s), providing for payment of attorney's fees for collection if not paid according to the terms thereof, and being due and payable as follows:

        a) Sixty (60) monthly amortized payments of principal and interest (based upon a 20 year amortization schedule) beginning May 1, 1995.

        b) One (1) final balloon payment of all unpaid principal and interest due April 1, 2000.





        [X] If checked, the note contains provisions allowing for changes in the interest rate. Increases in the interest rate will result in higher payments; decreases in the interest rate will result in lower payments.

        WHEREAS, Debtor desires to secure prompt payment of (a) the indebtedness described above according to its terms and any renewals and extensions thereof, (b) any additional and future advances with interest thereon which Secured Party may make to Debtor as provided in Paragraph 1, (c) any other indebtedness which Debtor may now or hereafter owe to Secured Party as provided in Paragraph 2, and (d) any advances with interest which Secured
Party may make to protect the property herein conveyed as provided in Paragraphs 3, 4, 5 and 6 (all being herein referred to as the "Indebtedness," whether now existing or hereafter arising).

        NOW THEREFORE, in consideration of the Indebtedness herein recited, and to secure the same, the undersigned, consisting of the debtor and of any other party who, by execution and delivery hereof, pledges the property or any interest therein as security for the said Indebtedness, said other party hereby acknowledging the receipt and sufficiency of good and valuable consideration for execution and delivery hereof, hereby conveys and warrants unto the Trustee aforesaid the following described property, situated in Bolivar (First Judicial
Dist) County, Mississippi, to-wit:

        See Exhibit "A: attached hereto for a complete description of the subject property.

together with any improvements and appurtenances now or hereafter erected on, and all fixtures of any and said description, now or hereafter attached to, said land (all being herein referred to as the "Property"). Notwithstanding any provision in this agreement or in any other agreement with Secured Party, the Secured Party shall not have a nonpossessory security interest in and its Collateral or Property shall not include any household goods (as defined in Federal Reserve Board Regulation AA, Subpart B), unless the household goods are identified in a security agreement and are acquired as a result of a purchase money obligation. Such household goods shall only secure said purchase money obligation (including any refinancing thereof).

        THIS CONVEYANCE, HOWEVER, IS IN TRUST to secure prompt payment of all existing and future indebtedness due by Debtor to Secured Party under the provisions of this Deed of Trust. If Debtor shall pay said indebtedness promptly when due and shall perform all covenants made by Debtor, then this conveyance shall be void and of no effect. If Debtor shall be in default as provided in Paragraph 9, then, in that event, the entire Indebtedness, together with all interest accrued thereon, shall, at the option of Secured Party, be and become at once due and payable without notice to Debtor, and Trustee shall, at the request of Secured Party, sell the Property conveyed, or a sufficiency thereof, to satisfy the Indebtedness at public outcry to the highest bidder for cash. Sale of the Property shall be advertised for three consecutive weeks preceding the sale in a newspaper published in the county where the Property is situated, or if none is so published, then in some newspaper having a general circulation therein, and by posting a notice for the same time at the courthouse of the same county. The notice and advertisement shall disclose the names of the original debtors in this Deed of Trust. Debtors waive the provisions of Section 89-1-55 of the Mississippi Code of 1972 as amended, if any, as far as this section restricts the right of Trustee to offer at sale more than 160 acres at a time, and Trustee may offer the Property herein conveyed as a whole, regardless of how it is described.

        If the Property is situated in two or more counties, or in two judicial districts of the same county, Trustee shall have full power to select in which county, or judicial district, the sale of the Property is to be made, newspaper advertisement published and notice of sale posted, and Trustee's selection shall be binding upon Debtor and Secured Party. Should Secured Party be a corporation or an unincorporated association, then any officer thereof may declare Debtor to be in default as provided in Paragraph 9 and request Trustee to sell the Property. Secured Party shall have the same right to purchase the Property at the foreclosure sale as would a purchaser who is not a party to this Deed of Trust.

        From the proceeds of the sale Trustee shall first pay all costs of the sale including reasonable compensation to Trustee; then the Indebtedness due Secured Party by Debtor, including accrued interest and attorney's fees due for collection of the debt; and then, lastly, any balance remaining to Debtor.

        IT IS AGREED that this conveyance is made subject to the covenants, stipulations and conditions set forth below which shall be binding upon all parties hereto.

        1. This Deed of Trust shall also secure all future and additional advances which Secured Party may make to Debtor from time to time upon the security herein conveyed. Such advances shall be optional with Secured Party and shall be on such terms as to amount, maturity and rate of interest as may be mutually agreeable to both Debtor and Secured Party. Any such advance may be made to any one of the Debtors should there be more than one, and if so made, shall be secured by this Deed of Trust to the same extent as if made to all Debtors.

        2. This Deed of Trust shall also secure any and all other Indebtedness of Debtor due to Secured Party with interest thereon as specified, or of any one of the Debtors should there be more than one, whether direct or contingent, primary or secondary, sole, joint or several, now existing or hereafter arising at any time before cancellation of this Deed of Trust. Such Indebtedness may be evidenced by note, open account, overdraft, endorsement, guaranty or otherwise.

        REGARDLESS OF ANY STATEMENT IN THIS OR THE PRECEDING PARAGRAPH TO THE CONTRARY, THIS DEED OF TRUST WILL NOT SECURE ANY FORM OF CREDIT GIVEN BY SECURED PARTY TO THE DEBTOR OR TO THE UNDERSIGNED UNLESS THE INSTRUMENT OR DOCUMENT EVIDENCING SAID CREDIT INDICATES AND DISCLOSES, PURSUANT TO TRUTH IN LENDING, THAT THE CREDIT IS SECURED BY THIS DEED OF TRUST.

        3. Debtor shall keep all improvements on the land herein conveyed insured against fire, all hazards included within the term "extended coverage," flood in areas designated by the U. S. Department of Housing and Urban Development as being subject to overflow and such other hazards as Secured
Party may reasonably require in such amounts as Debtor may determine but for not less than the Indebtedness secured by this Deed of Trust. All policies shall be written by reliable insurance companies acceptable to Secured Party, shall include standard loss payable clauses in favor of Secured Party and shall be delivered to Secured Party. Debtor shall promptly pay when due all premiums charged for such insurance, and shall furnish Secured Party the premium receipts for inspection. Upon Debtor's failure to pay the premiums, Secured Party shall have the right, but not the obligation, to pay such premiums. In the event of a loss covered by the insurance in force, Debtor shall promptly notify Secured Party who may make proof of loss if timely proof is not made by Debtor. All loss payments shall be made directly to Secured Party as loss payee who may either apply the proceeds to the repair or restoration of the damaged Improvements or to the Indebtedness of Debtor, or release such proceeds in whole or in part to Debtor.

        4. Debtor shall pay all taxes and assessments, general or special, levied against the Property or upon the Interest of Trustee or Secured Party therein, during the term of this Deed of Trust before such taxes or assessments become delinquent, and shall furnish Secured Party the tax receipts for inspection. Should Debtor fail to pay all taxes and assessments when due, Secured Party shall have the right, but not the obligation, to make these payments.

        5. Debtor shall keep the Property in good repair and shall not permit or commit waste, impairment or deterioration thereof. Debtor shall use the Property for lawful purposes only. Secured Party may make or arrange to be made entries upon and inspections of the Property after first giving Debtor notice prior to any inspection specifying a just cause related to Secured Party's Interest in the Property. Secured Party shall have the right, but not the obligation, to cause needed repairs to be made to the Property after first affording Debtor a reasonable opportunity to make the repairs.

     Should the purpose of the primary Indebtedness for which this Deed of Trust is given as security be for construction of Improvements on the land herein conveyed, Secured Party shall have the right to make or arrange to be made entries upon the Property and Inspections on the construction in progress. Should Secured Party determine that Debtor is failing to perform such construction in a timely and satisfactory manner, Secured Party shall have the right, but not the obligation, to take charge of and proceed with the construction at the expense of Debtor after first affording Debtor a reasonable opportunity to continue the construction in a manner agreeable to Secured Party.

        6. Any sums advanced by Secured Party for insurance, taxes, repairs or construction as provided in Paragraphs 3, 4 and 5 shall be secured by this Deed of Trust as advances made to protect the Property and shall be payable by Debtor to Secured Party, with interest at the rate specified in the note representing the primary Indebtedness, within thirty days following written demand for payment sent by Secured Party to Debtor by certified mail. Receipts for insurance premiums, taxes and repair or construction costs for which Secured Party has made payment shall serve as conclusive evidence thereof.

        7. As additional security Debtor hereby assigns to Secured Party all rents accruing on the Property. Debtor shall have the right to collect and retain the rents as long as the Debtor is not in default as provided in Paragraph 9. In the event of default, Secured Party in person, by an agent or by a judicially appointed receiver, shall be entitled to enter upon, take possession of and manage the Property and collect the rents. All rents so collected shall be applied first to the costs of managing the Property and collecting the rents, including fees for a receiver and an attorney, commissions to rental agents, repairs and other necessary related expenses and then to payments on the Indebtedness.

        8. If all or any part of the Property, or an interest therein, is sold or transferred by Debtor, excluding (a) the creation of a lien subordinate to this Deed of Trust, (b) a transfer by devise, by descent or by operation of law upon the death of a joint owner or (c) the grant of a leasehold interest of three years or less not containing an option to purchase, secured Party may declare all the Indebtedness to be immediately due and payable. Secured Party shall be deemed to have waived such option to accelerate if, prior or subsequent to the sale or transfer, Secured Party and Debtor's successor in interest reach agreement in writing that the credit of such successor in interest is satisfactory to Secured Party and that the successor in interest will assume the Indebtedness so as to become personally liable for the payment thereof. Upon Debtor's successor in interest executing a written assumption agreement accepted in writing by Secured Party, Secured Party shall release Debtor from all obligations under the Deed of Trust and the Indebtedness.

     If the conditions resulting in a waiver of the option to accelerate are not satisfied, and if Secured Party elects not to exercise such option, then any extension or modification of the terms of repayment from time to time by Secured Party shall not operate to release Debtor or Debtor's successor in interest from any liability imposed by this Deed of Trust or by the indebtedness.

     If Secured Party elects to exercise the option to accelerate, Secured Party shall send Debtor notice of acceleration by certified mail. Such notice shall provide a period of thirty days from the date of mailing within which Debtor may pay the indebtedness in full. If Debtor fails to pay such indebtedness prior to the expiration of thirty days. Secured Party may, without further notice to Debtor, invoke any remedies set forth in this Deed of Trust.

     9. Debtor shall be in default under the provisions of this Deed of Trust in Debtor (a) shall fail to comply with any of Debtor's covenants or obligations contained herein, (b) shall fail to pay any of the indebtedness secured hereby, or any installment thereof or interest thereon, as such indebtedness. Installment or interest shall be due by contractual agreement or by acceleration, (c) shall become bankrupt or insolvent or be placed in receivership, (d) shall, if a corporation, a partnership or an unincorporated association, be dissolved voluntarily or involuntarily, or (e) if Secured Party in good faith deems itself insecure and its prospect of repayment seriously impaired.

     10. Secured Party may at any time, without giving formal notice to the original or any successor Trustee, or to Debtor, and without regard to the willingness or inability of any such Trustee to execute this trust, appoint another person or succession of persons to act as Trustee, and such appointee in the execution of this trust shall have all the powers vested in and obligations imposed upon Trustee. Should Secured Party be a corporation or an unincorporated association, then any officer thereof may make such appointment.

     11. Each privilege, option or remedy provided in this Deed of Trust to Secured Party is distinct from every other privilege, option or remedy contained herein or afforded by law or equity, and may be exercised independently, concurrently, cumulatively or successively by Secured Party or by any other owner or holder of the indebtedness. Forbearance by Secured Party in exercising any privilege, option or remedy after the right to do so has accrued shall not constitute a waiver of Secured Party's right to exercise such privilege, option or remedy in event of any subsequent accrual.

     12. The words "Debtor" or "Secured Party" shall each embrace one individual, two or more individuals, a corporation, a partnership or an unincorporated association, depending on the recital herein of the parties to this Deed of Trust. The covenants herein contained shall bind, and the benefits herein provided shall inure to, the respective legal or personal representatives, successors or assigns of the parties hereto subject to the provisions of Paragraph 8. If there be more than one Debtor, then Debtor's obligations shall be joint and several. Whenever in this Deed of Trust the context so requires, the singular shall include the plural and the plural the singular. Notices required herein from Secured Party to Debtor shall be sent to the address of Debtor shown in this Deed of Trust.

     IN WITNESS WHEREOF, Debtor has executed this Deed of Trust on the 28 day of March, 1995.



   CORPORATE, PARTNERSHIP OR ASSOCIATION SIGNATURE                     INDIVIDUAL SIGNATURES

   Circle Creek Aquaculture V, L.P.,                                   -------------------------------------------------------
   a Tennessee Limited Partnership
  ------------------------------------------------                     -------------------------------------------------------
            (Name of Debtor)
                                                                       -------------------------------------------------------
By   /s/ G. S. Hastings
  ------------------------------------------------                     -------------------------------------------------------
         GEORGE HASTING                   (Title)
                                                                       -------------------------------------------------------
Attest   its General Partner
       -------------------------------------------                     -------------------------------------------------------
                                          (Title)


                                                    INDIVIDUAL ACKNOWLEDGEMENT

STATE OF MISSISSIPPI
COUNTY OF _________________________________

        Personally appeared before me, the undersigned authority in and for the said county and state, on this __________________
day of ____________________, 19______, within my jurisdiction, the within named ____________________________________, who acknowledged that ______________ he _____________ executed the above and foregoing instrument.



My Commission Expires:______________________________________        ____________________________________________
                                                                    Notary Public



             CORPORATE, PARTNERSHIP OR ASSOCIATION ACKNOWLEDGEMENT

STATE OF MISSISSIPPI
COUNTY OF Sunflower

     Personally appeared before me, the undersigned authority in and for the said county and state, on this 28th day of March, 1995, within my jurisdiction, the within named George S. Hastings who acknowledged that he is the General Partner of Circle Creek Aquaculture, V, L.P., a Tennessee Limited Partnership, and as its act and deed he executed the above and foregoing instrument, after first having been duly authorized by said partnership so to do.


My Commission Expires:
                      -----------------------------   -------------------------
                                                      Notary Public

The E1/4 of Section 22, T 24 N, R 7 W and

The S1/2 of Section 15, T 24 N, R 7 W which lies South of a certain county road less and except the W1/2 of the SW1/4 of the said Section 15.

The SW1/4 of Section 14, T 24 N, R 7 W which lies south of a certain county road and the N1/2 of Section 23, T 24 N, R 7 W, which lies south of the Bogue Phalia and less and except that part of the same N1/2 of the said Section 23 which is described as follows: Beginning at the quarter corner between Sections 23 and 24 both of T 24 N, R 7 W, thence West 1980 feet more or less to the center of a certain canal; thence North along the center of the said canal 1155 feet more or less to the center of Bogue Phalia; thence run Southeast along to the Center of Bogue Phalia; thence run Southeast along the center of the aforesaid Bogue Phalia to its intersection with the East Section line of the said Section 23; thence run South along the East boundary of the said Section 23 to the point of beginning.

All lying and situated in Sections 14, 15, 22 and 23, T 24 N, R 7 W, First Judicial District of Bolivar County, Mississippi.

And.

The N1/2 of the NE1/4, the NE1/4 of the NW1/4, and part of the SE1/4 of the NW1/4, of Section 21, T24 N, R 7 W, First Judicial District of Bolivar County, Mississippi, and being more particularly described as follows:

Beginning at the Northeast corner of said Section 21; thence South 89 degrees 25' West along the North line of said Section 21 for 4,014 feet to the Northwest corner of the NE1/4 of the Northwest Quarter; thence South 0 degrees 45' East along the West line of the NE1/4 of the NW1/4 and the SE1/4 of the NW1/4 for 1,599.75 feet; thence North 89 degrees 25' East for 1,105.46 feet; thence North 0 degrees 42' West for 276.5 feet to a point on the South line of the Northeast Quarter of the Northwest Quarter, which point is 231.02 feet South 89 degrees 25' West of the Southeast corner of the NE1/4 of the NW1/4; thence North 89 degrees 25' East along the South line of the NE1/4 of the NW1/4 and along the South line of the N1/2 of the NE1/4 for 2,904.38 feet to the Southeast corner of the NE1/4 of the NE1/4; thence North 0 degrees 35' West along the East line of said Section 21 for 1,323.25 feet to the point of beginning, all lying and situate within the First Judicial District of Bolivar County, Mississippi.

LESS AND EXCEPT:

Commence at the Northeast corner of Section 21, Township 24 North, Range 7 West, of the First Judicial District of Bolivar County, Mississippi; run thence South 00 degrees 35 minutes East along the East line of said Section 21 for a distance of 660 feet to the Southeast corner of the property herein described; run thence South 89 degrees 25 minutes West, parallel with the North line of said Section 21 for a distance of 4012.08 feet to the Southwest corner of the parcel hereby described; run thence North 00 degrees 45 minutes West, parallel to the East line of Section 21, for a distance of 660 feet to the North line of
Section 21 and the Northwest corner of the parcel herein described; run thence North 89 degrees 25 minutes East for a distance of 4014 feet to the Northeast corner of Section 21 and the Point of Beginning, contained 68.09 acres, more or less, and being the same property described and conveyed in those deeds of record in Book 11-108, Page 521, Book 11-108, Page 569, Book 11-114, Page 93, and Book 11-120, Page 125.

                                  EXHIBIT "A"